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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: OCTOBER 22, 2003

                        (Date of Earliest Event Reported)


                          CAPSTEAD MORTGAGE CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       MARYLAND                        1-8896                    75-2027937
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)


         8401 NORTH CENTRAL EXPRESSWAY
                  SUITE 800
                 DALLAS, TEXAS                                    75225
      -------------------------------------------------------------------
      (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 874-2323


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             99.1 Press release issued by Capstead Mortgage Corporation dated October 22, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

             On October 22, 2003, Capstead Mortgage Corporation issued a press release announcing third quarter 2003 earnings results.

             A copy of the press release is attached as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CAPSTEAD MORTGAGE CORPORATION


October 23, 2003                              By: /s/ Phillip A. Reinsch
                                                  ------------------------------
                                                  Phillip A. Reinsch
                                                  Chief Financial Officer and
                                                  Senior Vice President


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                  DESCRIPTION
------                  -----------
 99.1                   Press release issued by Capstead Mortgage Corporation
                        dated October 22, 2003